EXHIBIT A-1

FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Assignment Agreement”) is entered into as of      , 20     between      (“Assignor”) and       (“Assignee”). Reference is made to that certain Second Amended and Restated Loan and Security Agreement described in Item 2 of Annex I annexed hereto (the “Second Amended and Restated Loan and Security Agreement”). Capitalized terms used herein and in Annex I and not otherwise defined shall have the meanings ascribed to them in the Second Amended and Restated Loan and Security Agreement.

1. In accordance with the terms and conditions of Section 14 of the Second Amended and Restated Loan and Security Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor’s rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor, and Assignor’s portion of the Commitments, all as specified in Item 4.b and Item 4.c of Annex I. After giving effect to such sale and assignment, the Assignor’s amount and portion of the Commitments will be as set forth in Item 4.d and Item 4.e of Annex I.

2. The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any Guarantor or the performance or observance by any Borrower or any Guarantor of any of its respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

3. The Assignee (a) confirms that it has received copies of the Second Amended and Restated Loan and Security Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it will, independently and without reliance, as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (c) confirms that it is eligible as an assignee under the terms of the Second Amended and Restated Loan and Security Agreement; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and (f) attaches the forms required under Section 16.11 of the Second Amended and Restated Loan and Security Agreement as prescribed by the Internal Revenue Service of the United States certifying as to the Assignee’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Second Amended and Restated Loan and Security Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

4. Following the execution of this Assignment Agreement by the Assignor and Assignee, it will be delivered by the Assignor to the Agent for recording by the Agent. The effective date of this Assignment (the “Settlement Date”) shall be the later of (a) the date of the execution hereof by the Assignor and the Assignee, the payment by Assignor or Assignee to Agent for Agent’s sole and separate account a processing fee in the amount of $5,000, and the receipt of any required consent of the Agent and Administrative Borrower, and (b) the date specified in Item 5 of Annex I.

5. Upon recording by the Agent, as of the Settlement Date (a) the Assignee shall be a party to the Second Amended and Restated Loan and Security Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Second Amended and Restated Loan and Security Agreement and the other Loan Documents.

6. Upon recording by the Agent, from and after the Settlement Date, the Agent shall make all payments under the Second Amended and Restated Loan and Security Agreement and the other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees (if applicable) with respect thereto) to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor the Assigned Share (as set forth in Item 4.b of Annex I) of the principal amount of any outstanding loans under the Second Amended and Restated Loan and Security Agreement and the other Loan Documents. The Assignor and Assignee shall make all appropriate adjustments in payments under the Second Amended and Restated Loan and Security Agreement and the other Loan Documents for periods prior to the Settlement Date directly between themselves on the Settlement Date.

7. This Assignment Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Assignment Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

8. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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[NAME OF ASSIGNOR],

as Assignor

By:
Name:
Title:

[NAME OF ASSIGNEE],

as Assignee

By:
Name:
Title:

ACCEPTED THIS      DAY OF      , 20     :

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Agent

By:
Name:
Title:

ACCEPTED [AND CONSENTED TO]1
THIS      DAY OF     , 20     :

[NAME OF ADMINISTRATIVE BORROWER],

as Administrative Borrower

By:

Name:
Title:	]

ASSIGNMENT AND ACCEPTANCE AGREEMENT

ANNEX I

1.	Borrowers:

Smart Modular Technologies, Inc., a California corporation, Smart Modular Technologies (Europe) Limited, a company organized under the laws of England and Wales, and Smart Modular Technologies (Puerto Rico) Inc., an exempted company organized under the laws of the Cayman Islands.

2.	Name and Date of Second Amended and Restated Loan and Security Agreement:

Second Amended and Restated Loan and Security Agreement, dated as of April [     ], 2007, among Borrowers, the other Obligors signatory thereto, the lenders signatory thereto as the Lenders, Wells Fargo Bank, National Association, a national banking association, as the arranger, administrative agent, and security trustee for the Lenders.

3.	Date of Assignment Agreement:

4.	Amounts:

a.	Assignor’s Commitment	$—
b.	Assigned Percentage of all Commitment	—%
c.	Assigned Amount of Commitment	$—

d.	Resulting Amount of Assignor’s Commitment after

giving effect to the sale and Assignment to Assignee $

e.	Assignor’s Resulting Percentage of all Commitments

	after giving effect to the Assignment to Assignee	—%
5.	Settlement Date:	_____________,20__

6.	Notice and Payment Instructions, etc.

Assignor:	Assignee:

7.	Agreed and Accepted:

[NAME OF ASSIGNOR] [NAME OF ASSIGNEE]
By:	By:
Name:	Name:
Title:	Title:

ACCEPTED THIS      DAY OF      , 20     :

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Agent

By:

Name:

Title:

ACCEPTED AND [CONSENTED TO]2

THIS      DAY OF      , 20     :

[NAME OF ADMINISTRATIVE BORROWER],

as Administrative Borrower

By:

Name:

Title:

1 To be added only if the consent of the Administrative Borrower is required pursuant to Section 14.1(a)(ii) of the Second Amended and Restated Loan and Security Agreement.

2 To be added only if the consent of the Administrative Borrower is required pursuant to Section 14.1(a)(ii) of the Second Amended and Restated Loan and Security Agreement.